Exhibit 10.485

ASSIGNMENT

This Assignment is made as of the 29th day of December 2004 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) to and for the benefit of INLAND WESTERN ACWORTH STILESBORO OAKS, L.L.C., and INLAND WESTERN CUMMING GREEN’S CORNER, L.L.C., and INLAND WESTERN COVINGTON NEWTON CROSSROADS, L.L.C., all Delaware limited liability companies (collectively, the “Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Buyer under that certain Purchase and Sale Agreement dated December 9, 2004, as amended and entered into by FFI AMERICAN MARKET FUND, L.P., a Georgia limited partnership, as seller, and Assignor, as Buyer (collectively, the “Agreement”), for the sale and purchase of the Stilesboro Oaks shopping center located in Cobb County, Georgia, and Green’s Corner shopping center located in Forsyth County, Georgia, and Newton Crossroads located in Newton County, Georgia as further described by the Agreement,.

Assignor represents and warrants that it is the Buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity. By acceptance hereof, Assignee accepts the foregoing assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC. an Illinois corporation

By:	/s/ G. Joseph Cosenza
Name:	G. Joseph Cosenza
As Its:	President

ASSIGNEE:

INLAND WESTERN ACWORTH STILESBORO OAKS, L.L.C., a Delaware limited liability company

By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation

	By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	As Its:	[ILLEGIBLE]

ASSIGNEE:

INLAND WESTERN CUMMING GREEN’S CORNER, L.L.C., a Delaware limited liability company

By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation

By:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
As Its:	[ILLEGIBLE]

ASSIGNEE:

INLAND WESTERN COVINGTON NEWTON CROSSROADS, L.L.C., a Delaware limited liability company

By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation

By:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
As Its:	[ILLEGIBLE]